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                                                                    EXHIBIT 99.2

PROPOSED ACQUISITION BY FRANCE TELECOM S.A. OF INTERESTS IN NTL INCORPORATED

UNDERTAKINGS GIVEN TO THE SECRETARY OF STATE FOR TRADE AND INDUSTRY BY FRANCE TELECOM S.A.


WHEREAS:

(1)  France Telecom proposes to acquire interests in NTL Incorporated;

(2) it accordingly appears to the Secretary of State that arrangements are in progress or in contemplation which, if carried into effect, will result in the creation of a merger situation qualifying for investigation;

(3) the Secretary of State has power under section 75(1) of the 1973 Act to make a merger reference to the Competition Commission;

(4)  the Director General:

     (a) has made a recommendation to the Secretary of State that such a reference should be made; and

     (b) has under section 75G(1)(c) of the 1973 Act given advice to the Secretary of State specifying particular effects adverse to the public interest which in his opinion the merger situation qualifying for investigation may have or might be expected to have; and

(5) the Secretary of State considers the undertakings given below by France Telecom appropriate to remedy or prevent the effects adverse to the public interest specified in the advice given by the Director General;

NOW THEREFORE France Telecom hereby gives to the Secretary of State the following undertakings for the purpose of remedying or preventing the effects adverse to the public interest specified in the advice given by the Director
General:


Management of Crown Castle businesses until divestment

1. From the date of acceptance of these undertakings by the Secretary of State, France Telecom (except with the prior written consent of the Director General):

     (1)  will take no action which might:

          (1) lead to integration of any of the Crown Castle businesses into any business carried on by France Telecom;
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          (2) lead to co-ordination in the United Kingdom between any of the
          Crown Castle businesses and any business carried on by France Telecom;

          (3) prevent any of the Crown Castle businesses from being carried on as a viable business; or

          (4) inhibit or prevent the divestment of any of the Crown Castle businesses as a going concern;

     (2)  (except in the ordinary course of business) will not:

          (1) make any loan or give any credit secured on or otherwise in relation to any of the Crown Castle businesses;

          (2) dispose or cause any of the Crown Castle companies to dispose of any of the assets of any of the Crown Castle businesses;

          (3) create any interest in any of the assets of any of the Crown Castle businesses; or

          (4) dispose of any interest in any of the assets of any of the Crown Castle businesses;

     (3) will not cause any of the Crown Castle businesses to carry on any business except the businesses which it carried on at 16 December 1999;

     (4) will (so far as it is within its power to do so) maintain and preserve the assets of each of the Crown Castle businesses; and

     (5) will not exercise any rights which it holds (whether derived from any direct or indirect interest which it holds in any of the Crown Castle businesses or from any other source) to control or influence the strategic commercial conduct of any of the Crown Castle businesses; provided that nothing in this sub-paragraph shall prevent France Telecom or any of its subsidiaries from exercising:

          (1) any rights which it holds relating to:

               (1) the issuance of new shares or other securities by any of the Crown Castle companies;

               (2) change to the rights attaching to the shares or other securities in any of the Crown Castle companies;

               (3) change in the control of any of the Crown Castle businesses;
               or

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               (4) any obligation than on an event specified in the Governance

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          Agreement Crown Castle International Corp. shall acquire the interests
of France Telecom     or any of its subsidiaries in Crown Castle UK Holdings
Ltd. or Crown Castle International     Corp.

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          in order and to the extent necessary to protect the value of its interest in any of the Crown Castle businesses; or

          (2) any rights which it holds in order and to the extent necessary to facilitate the performance of paragraph 2 of these undertakings.


Divestment of Crown Castle shareholdings

2.   If the qualifying condition is fulfilled, France Telecom will:

     (1) as soon as reasonably practicable procure that all the shares which it holds in Crown Castle International and Crown Castle UK are converted or caused to be converted into common shares of Crown Castle International;

     (2) as soon as reasonably practicable and in any event not later than 31 October 2000 consummate a registered public offering (to be conducted by at least one investment bank designated by France Telecom and at least one investment bank designated by Crown Castle International) of at least such number of its common shares in Crown Castle International as will result in France Telecom holding on a fully diluted basis no more than 10 percent of the common shares in Crown Castle International;

     (3) not later than 30 days after completion of the sale in 2(b) above sell any common shares in Crown Castle International as it holds following the consummation of the registered public offering to one or more financial institutions who shall have been approved in writing by the Director General on terms that each of those institutions agrees:

          (1) not to sell

               (1) until the conclusion of the first year following the sale except with the consent of Crown Castle International; and

               (2) thereafter until the conclusion of the second year following the sale except with the consent of France Telecom -

          any of the common shares in Crown Castle International which it acquires pursuant to the sale;

          (2) if the shares have not already been sold by the end of the second year following the sale, to sell all the common shares in Crown Castle International which it acquires pursuant to the sale promptly at the request of Crown Castle International; and

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          (3) to grant to Crown Castle International the right to exercise or cause to be exercised on all matters submitted to the shareholders voting rights in relation to all of the common shares in Crown Castle International which it acquires pursuant to the sale in proportion to the votes cast by the other holders of common shares in Crown Castle International; and

     (4) will following the sale referred to in sub-paragraph (c) retain no voting rights with respect to any common share in Crown Castle International.

Provided that nothing in sub-paragraphs (b) and (c) shall prevent France Telecom from selling any shares at an earlier date to a buyer approved in writing by Crown Castle International and the Director General.

3. (a) At all times after the disposals referred to in paragraphs 2(b), 2(c) and the proviso to paragraph 2 while the qualifying condition is fulfilled France Telecom (except with the prior written consent of the Director General) will not directly or indirectly:

          (1) hold any interest in any of the Crown Castle businesses; or

          (2) hold any option which confers on France Telecom any direct or indirect interest in any of the Crown Castle businesses;

     (2) At all times after the qualifying condition is fulfilled France Telecom (except with the prior written consent of the Director General) will procure that no director or employee of France Telecom holds any directorship or managerial position in any undertaking having control of or carrying on any of the Crown Castle businesses and will not nominate any person to any such directorship or managerial position; and

     (3) At all times after the qualifying condition is fulfilled France Telecom (except with the prior written consent of the Director General) will not participate in the formulation of or influence or attempt to influence the policy of any person having control of or carrying on any of the Crown Castle businesses.

4. France Telecom will not at any time while the qualifying condition is fulfilled (except in the ordinary course of business or with the prior written consent of the Director General) directly or indirectly acquire any assets of any of the Crown Castle businesses.


Compliance

5. France Telecom will procure that each of its subsidiaries complies with these undertakings as if it had given them.

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6.   France Telecom will forthwith provide to the Director General such information as he may from time to time reasonably require for the purpose of monitoring compliance by France Telecom and its subsidiaries with these undertakings.

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7.   France Telecom will comply with such written directions as the Director
General may from time to time give to take such steps within its competence as may be specified or described in the directions for the purpose of carrying out or securing compliance with these undertakings.


INTERPRETATION

For the purposes of these undertakings:

     "the 1973 Act" means the Fair Trading Act of 1973;

     "business" has the meaning given by section 137(2) of the 1973 Act;

     "control" is to be construed in accordance with section 65 of the 1973 Act, and a person shall be deemed to have control of a body corporate if he holds or has an interest in shares of that body corporate amounting to 10 percent of its issued share capital or carrying an entitlement to vote at its meetings amounting to 10 percent of the total number of votes which may be cast at such meetings;

     "the Crown Castle businesses" means the businesses carried on at 16 December 1999 by the Crown Castle companies;

     "Crown Castle UK" means Crown Castle UK Ltd.;

     "Crown Castle International" means Crown Castle International Corp.;

     "the Crown Castle companies" means Crown Castle UK Holdings Ltd., Crown Castle UK Ltd. and Crown Castle International Corp.;

     "the Director General" means the Director General of Fair Trading;

     "France Telecom" means France Telecom S.A.;

     "the Governance Agreement" means the Governance Agreement made in respect of Crown Castle International Corp. on 21 August 1998;

     "interest" includes shares, an interest in shares and any other interest carrying an entitlement to vote at meetings of shareholders, and an interest in shares includes an entitlement by a person other than the registered holder to exercise any right conferred by the holding of those shares and an entitlement to control the exercise of any such right;

     "the qualifying condition" is that:

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          (a) France Telecom has acquired any interest in NTL Incorporated which it proposed on 16 December 1999 to acquire; and

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          (b) France Telecom has not informed the Director General in writing that it does not propose to acquire any interests in NTL Incorporated which it proposed on 16 December 1999 to acquire;

     "the Secretary of State" means the Secretary of State for Trade and Industry;

     "the strategic commercial conduct of any of the Crown Castle businesses" means:

          (1) the making or amendment of the business plan;

          (c) any reorganisation or change in the nature or scope of business from that set out in the business plan;

          (2) the making or approval of the annual budget;

          (d) the entry into any joint venture, partnership or strategic alliance; and

          (3) the making of any acquisition or disposal of an asset having a market value in excess of (Pounds)10 million; and

     "subsidiary" has the meaning given by section 736(1) of the Companies Act 1985 as substituted by section 144(1) of the Companies Act of 1989.



On behalf of France Telecom:  May 4, 2000.


Signed          /s/  (director)


(Eric Bouvier, signed under a power of attorney granted by Michel Bon, chairman of France Telecom)

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